Exhibit 99.2

NYSE: AJG

Brokerage Segment

Risk Management Segment

Financial Services Segment

Arthur J. Gallagher & Co.

INVESTMENT PROFILE

GROWING VALUE

Arthur J. Gallagher & Co. is one of the world’s largest insurance brokers and the world’s largest third-party property and casualty (P/C) claims administrator.* Gallagher generates approximately 87% of its revenues in the United States, with the remaining 13% derived primarily in Australia, Bermuda, Canada and the United Kingdom.

*According to Business Insurance.

Brokerage & Risk Management

EBITDA* (in millions)

10% CAGR

$325 $275 $225 $175 $125

$203 $244 $237 $271 $300 $281

03 04 05 06 07 08

* EBITDA represents earnings from continuing operations before the impact of litigation and contingent commission related matters, claims handling obligations, medical and pension plan changes, interest, income taxes, depreciation and amortization expense.

AUGUST 2009

Brokerage Segment

2

Acquisition Strategy

4

Risk Management Segment

4

Financial Services/Corporate Segment

5

Insurance Market Overview

6

Condensed Financial Statements

7

Why Invest?

8

As of June 30, 2009 (unless otherwise indicated)

Price**

$23.77

52-week high/low**

$30.00 - $14.82

Trailing 12-mos. revenues

$1.7 billion

Market cap**

$2.4 billion

Indicated annual dividend*

$1.28*

Yield**

5.4%

Shares outstanding

101.2 million

End of fiscal year

December 31

Number of employees

10,145

*	On July 23, 2009 Gallagher’s Board of Directors declared a $0.32 per share third quarter dividend
**	at 8/31/09

www.ajg.com

BROKERAGE SEGMENT 72% OF 2008 REVENUES

Gallagher operates its Brokerage operations through a network of more than 240 retail and wholesale sales and service offices located throughout the United States and in 13 countries abroad. In addition, Gallagher does business through the Optimus Network of independent insurance brokers and consultants in more than 100 countries around the world (see page 3).

RETAIL INSURANCE BROKERAGE OPERATIONS

80% OF 2008 BROKERAGE SEGMENT REVENUES

Gallagher negotiates and places nearly all lines of property and casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and not-for-profit entities. Revenues are generated through commissions paid by insurance companies, which are usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients.

Lines of Coverage

• Aviation

• Fire

• Property

• Commercial Auto

• General Liability

• Retirement Solutions

• Dental

• Life

• Voluntary Benefits

• Directors & Officers Liability

• Marine

• Wind

• Disability

• Medical

• Workers Compensation

• Earthquake

• Product Liability

• Errors & Omissions

• Professional Liability

Gallagher’s retail brokerage operations are organized into approximately 180 geographical profit centers located primarily throughout North America and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 60% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base.

Gallagher’s specialized focus on these niche/practice groups allows for highly-concentrated marketing efforts and facilitates the development of value-added products and services specific to those industries or market segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/practice groups provide Gallagher with a competitive advantage.

Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from: (1) its niche/practice groups and middle-market accounts, (2) cross-selling new brokerage products and services to existing customers, (3) developing and managing alternative market mechanisms, such as captives, rent-a-captives, deductible plans and self-insurance, and (4) mergers and acquisitions.

In July 2009, Gallagher announced that, effective October 1, 2009, it will accept retail contingent commissions across all lines of its brokerage business. As a result, Gallagher anticipates generating additional retail contingent commission revenues of approximately $10 million on an annualized basis by 2011.

INVESTMENT PROFILE AUGUST 2009

2

Niche/Practice Groups

- Agribusiness
- Aviation
- Captive Consulting
- Casualty
- Construction
- CyberRisk
- Energy
- Entertainment
- Environmental
- Global Risks
- Habitational
- Healthcare
- Higher Education
- Hospitality
- Institutional Services
- Marine
- Personal Insurance Services
- Professional Groups
- Property
- Private Equity
- Public Entity
- Real Estate
- Religious/Not-for-Profit
- Restaurant
- Scholastic
- Transportation

WHOLESALE INSURANCE BROKERAGE OPERATIONS

20% OF 2008 BROKERAGE SEGMENT REVENUES

Gallagher's wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Revenues are generated by sharing the commissions paid to the retail broker by the insurer.

Gallagher's wholesale brokerage operations are organized into approximately 60 geographical profit centers located primarily in the U.S. and Bermuda, and through its approved Lloyd's of London brokerage in London. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent, distributing specialized insurance coverages for insurance carriers.

More than 80% of Gallagher's wholesale brokerage revenues come from retail brokers and agents who are not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher's U.S. wholesale brokerage operation currently ranks as the largest domestic managing general agency, according to *Business Insurance* magazine.

Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions.

Gallagher Optimus Network

The Gallagher Optimus Network is a global alliance of independent broker partners. Optimus Network partners are selected by Gallagher based upon common business philosophies and the partners' strengths and service capabilities within their respective countries. Through the Gallagher Optimus Network and its own international operations, Gallagher offers client-service capabilities in more than 100 countries around the world.

INVESTMENT PROFILE AUGUST 2009 3

Brokerage Segment Acquisition Strategy

Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components — organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed and integrated approximately 230 acquisitions from 1985 through June 2009, almost exclusively within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. Gallagher typically acquires companies that fall within the range of $2 million to $10 million in annual revenues. In addition, Gallagher is focused on international expansion through joint ventures, where the company begins its relationship with an equity position.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company’s talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher also focuses on:

• a company culture that matches its own

• a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher’s greater resources

• clearly defined financial criteria.

Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Growth-oriented independent brokers and consultants are attracted by Gallagher’s aggressive, sales-oriented culture, team-based approach and depth of resources.

RISK MANAGEMENT SEGMENT 28% 2008 REVENUES

Expertise

• Real-time Claims Management

• Managed Care Services

• Recoveries (subrogation, salvage, etc.)

• Risk Control Services

• Appraisal Services

• Safety Programs

• Litigation Management

• Settlement Management

• Information Management

• Education & Training

Based on revenues, Gallagher’s Risk Management operation currently ranks as the world’s largest third-party P/C claims administrator, according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that choose to outsource their claims-handling services.

INVESTMENT PROFILE AUGUST 2009

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Approximately 69% of Gallagher’s Risk Management Segment revenues are derived from managing workers compensation-related claims, 27% are from general and commercial auto liability-related claims and 4% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management programs, information services, risk control consulting (loss control) services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims-management operations through a network of approximately 110 offices located throughout the U.S., the U.K., Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 86% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments.

FINANCIAL SERVICES/CORPORATE SEGMENT

The Financial Services Segment used to manage a large assortment of non-core investments. Over the last several years, Gallagher divested most of those investments. Currently, there are a few remaining investments that are being managed by Gallagher’s corporate staff, consisting mostly of clean-energy investments, with a book value totaling $10.8 million at June 30, 2009, and third-party venture capital funds, with a book value totaling $7.1 million at June 30, 2009.

In July 2009, Gallagher announced that it committed $4 million and may invest an additional $12 million into one of its clean energy investments to help accelerate commercialization of the investment as well as generate incentive tax credits under IRC Section 45.

Gallagher’s interest expense and corporate-related administrative and investment expenses are also reported in this segment.

INVESTMENT PROFILE AUGUST 2009

5

INSURANCE MARKET OVERVIEW

Fluctuations in premiums charged by insurance carriers have a direct and potentially material impact on the insurance brokerage industry. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. Insurance premiums are cyclical in nature and may vary widely based on market conditions. Various factors -— including competition for marketshare among insurance carriers, increased underwriting capacity and improved economies of scale following consolidations — can result in flat or reduced premium rates (a “soft” market). A soft market tends to put downward pressure on commission revenues. Various countervailing factors, such as heavier-than-anticipated loss experience or capital shortages, can result in increases in premium rates (a “hard” market). A hard market tends to favorably impact commission revenues. Hard and soft markets may be broad-based or more narrowly focused across individual product lines or geographic areas.

From 2004 through the first half of 2009, the P/C market has been soft in most lines and geographic areas. A quarterly market survey conducted by the Council of Insurance Agents & Brokers in the second half of 2009 indicated that the level of rate reductions for commercial business averaged 4.9%, year-over-year, compared with a 5.1% year-over-year decline in the first quarter of 2009.

Safe Harbor Statement

Except for the historical information and discussions, statements contained herein may contain certain forward-looking statements relating to future results. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expected, depending on a variety of factors, such as changes in worldwide and national economic conditions, changes in premium rates and in insurance markets generally, and changes in securities and fixed income markets, as well as developments in the areas of tax legislation. Please refer to Gallagher’s filings with the Securities and Exchange Commission (SEC), including Item 1, “Business — Information Concerning Forward-Looking Statements” and Item 1A, “Risk Factors,” of Gallagher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and on Gallagher’s Quarterly Report on Form 10-Q for the period ended June 30, 2009, for a more detailed discussion of these factors. This document includes certain non-GAAP financial measures as defined under rules promulgated by the SEC. As required by SEC rules, Gallagher has provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on Gallagher’s Web site at www.ajg.com.

INVESTMENT PROFILE AUGUST 2009

6

Arthur J. Gallagher & Co. | Condensed Quarterly Segment Financial Information—2007 through 2009

(Unaudited—in millions, except per share data and other information) All information restated to reflect discontinued operations.

	2007					2008					2009	
	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q
BROKERAGE SEGMENT												
Revenues	$ 232.8	$ 294.6	$ 290.0	$ 296.8	$1,114.2	$ 258.0	$ 312.2	$ 314.4	$ 303.2	$1,187.8	$ 289.5	$ 340.1
Earnings from continuing operations before income taxes	17.8	61.8	56.4	47.5	183.5	19.5	65.6	59.5	27.0	171.6	39.2	69.5
Earnings from continuing operations	10.7	37.4	33.8	30.4	112.3	11.9	39.2	36.1	17.0	104.2	24.1	41.5
Growth - revenues excluding retail contingent commissions	12%	15%	7%	9%	11%	11%	6%	8%	2%	7%	12%	9%
Pretax profit margin (1)	8%	21%	19%	16%	16%	8%	21%	19%	9%	14%	14%	20%
EBITDA margin (2)	12%	25%	23%	20%	20%	12%	26%	24%	15%	20%	19%	26%
Diluted earnings per share from continuing operations	$ 0.10	$ 0.38	$ 0.35	$ 0.32	$ 1.15	$ 0.13	$ 0.42	$ 0.38	$ 0.18	$ 1.11	$ 0.25	$ 0.41
RISK MANAGEMENT SEGMENT												
Revenues	$ 106.8	$ 107.8	$ 110.3	$ 118.6	$ 443.5	$ 116.2	$ 115.2	$ 118.6	$ 114.9	$ 464.9	$ 112.2	$ 113.3
Earnings from continuing operations before income taxes	16.7	13.8	15.5	18.0	64.0	13.8	12.2	11.1	8.8	45.9	14.3	13.4
Earnings from continuing operations	9.9	8.3	9.5	11.9	39.6	8.5	7.4	7.0	5.3	28.2	8.7	7.9
Growth (decline) - revenues	9%	10%	4%	19%	11%	9%	7%	8%	-3%	5%	-3%	-2%
Pretax profit margin (1)	16%	13%	14%	15%	14%	12%	11%	9%	8%	10%	13%	12%
EBITDA margin (2)	18%	16%	17%	18%	17%	15%	14%	12%	10%	12%	16%	14%
Diluted earnings per share from continuing operations	$ 0.10	$ 0.08	$ 0.10	$ 0.13	$ 0.41	$ 0.09	$ 0.08	$ 0.08	$ 0.05	$ 0.30	$ 0.09	$ 0.08
BROKERAGE & RISK MGMT. COMBINED												
Revenues	$ 339.6	$ 402.4	$ 400.3	$ 415.4	$1,557.7	$ 374.2	$ 427.4	$ 433.0	$ 418.1	$1,652.7	$ 401.7	$ 453.4
Earnings from continuing operations before income taxes	34.5	75.6	71.9	65.5	247.5	33.3	77.8	70.6	35.8	217.5	53.5	82.9
Earnings from continuing operations	20.6	45.7	43.3	42.3	151.9	20.4	46.6	43.1	22.3	132.4	32.8	49.4
Growth - revenues	11%	14%	6%	12%	11%	10%	6%	8%	1%	6%	7%	6%
Pretax profit margin (1)	10%	19%	18%	16%	16%	9%	18%	16%	9%	13%	13%	18%
EBITDA margin (2)	14%	22%	21%	20%	20%	13%	22%	20%	14%	18%	18%	23%
Diluted earnings per share from continuing operations	$ 0.20	$ 0.46	$ 0.45	$ 0.45	$ 1.56	$ 0.22	$ 0.50	$ 0.46	$ 0.23	$ 1.41	$ 0.34	$ 0.49
FINANCIAL SERVICES/CORPORATE SEGMENT												
Investment income (loss)	$ 31.3	$ 28.2	$ 8.1	$ (5.2)	$ 62.4	$ 1.6	$ 1.7	$ (2.3)	$ (0.2)	$ 0.8	$ 0.4	$ 0.1
Investment gains (losses)	4.1	(3.0)	2.3	(0.2)	3.2	-	(0.2)	$ (2.5)	$ (5.8)	(8.5)	(1.0)	0.1
Loss from continuing operations before income taxes	(10.7)	(15.6)	(5.5)	(15.6)	(47.4)	(6.4)	(8.5)	(21.2)	(17.8)	(53.9)	(10.0)	(8.8)
Earnings (loss) from continuing operations	0.7	0.1	9.1	(7.2)	2.7	(4.1)	(4.9)	(1.4)	(10.6)	(21.0)	(4.5)	(5.6)
Diluted earnings (loss) per share from continuing operations	$ 0.01	-	$ 0.09	$ (0.08)	$ 0.03	$ (0.04)	$ (0.05)	$ (0.02)	$ (0.11)	$ (0.23)	$ (0.05)	$ (0.05)
TOTAL COMPANY												
Revenues	$ 375.0	$ 427.6	$ 410.7	$ 410.0	$1,623.3	$ 375.8	$ 428.9	$ 428.2	$ 412.1	$1,645.0	$ 401.1	$ 453.6
Earnings from continuing operations before income taxes	23.8	60.0	66.4	49.9	200.1	26.9	69.3	49.4	18.0	163.6	43.5	74.1
Earnings from continuing operations	21.3	45.8	52.4	35.1	154.6	16.3	41.7	41.7	11.7	111.4	28.3	43.8
Diluted earnings per share from continuing operations	$ 0.21	$ 0.46	$ 0.54	$ 0.37	$ 1.59	$ 0.18	$ 0.45	$ 0.44	$ 0.12	$ 1.18	$ 0.29	$ 0.44
Dividends declared per share	$ 0.31	$ 0.31	$ 0.31	$ 0.31	$ 1.24	$ 0.32	$ 0.32	$ 0.32	$ 0.32	$ 1.28	$ 0.32	$ 0.32
CONDENSED BALANCE SHEET												
Total assets	$3,391.7	$3,701.7	$3,570.9	$3,556.8		$3,340.9	$3,509.5	$3,197.2	$3,271.3		$3,108.6	$3,652.5
Total liabilities	$2,523.8	$2,918.9	$2,801.6	$2,841.3		$2,642.3	$2,783.3	$2,422.2	$2,532.8		$2,310.4	$2,812.7
Total stockholders' equity	$ 867.9	$ 782.8	$ 769.3	$ 715.5		$ 698.6	$ 726.2	$ 775.0	$ 738.5		$ 798.2	$ 839.8
OTHER INFORMATION												
Diluted weighted average shares (000s)	100,128	98,652	95,807	93,698	97,079	92,898	93,545	94,556	95,990	94,179	98,084	100,717
Common shares repurchased (000s)	557	4,229	1,887	2,562	9,235	26	20	3	6	55	11	7
Annualized return on beginning stockholders' equity (3)	9%	15%	18%	16%	16%	NMF	10%	14%	11%	11%	14%	19%
Number of acquisitions closed	7	4	2	8	21	11	9	8	9	37	3	6
Workforce from continuing operations	8,690	9,047	8,960	9,102		9,329	9,534	9,573	9,863		9,986	10,145
TOTAL COMPANY EBITDA (4)												
Net earnings (loss)	$ 19.8	$ 43.8	$ 51.8	$ 23.4	$ 138.8	$ (6.0)	$ 40.8	$ 37.8	$ 4.7	$ 77.3	$ 26.4	$ 43.8
Loss on discontinued operations, net of income taxes	1.5	2.0	0.6	11.7	15.8	22.3	0.9	3.9	7.0	34.1	1.9	-
Earnings from continuing operations	21.3	45.8	52.4	35.1	154.6	16.3	41.7	41.7	11.7	111.4	28.3	43.8
Provision for income taxes	2.5	14.2	14.0	14.8	45.5	10.6	27.6	7.7	6.3	52.2	15.2	30.3
Interest	0.6	3.2	5.6	6.6	16.0	6.5	7.3	7.1	7.7	28.6	7.3	7.0
Depreciation	7.6	7.2	6.8	7.7	29.3	6.9	7.9	8.0	7.2	30.0	7.7	7.5
Amortization	7.1	7.1	7.1	8.0	29.3	8.9	10.3	10.2	14.3	43.7	12.4	14.1
Change in estimated acquisition earnout payables	-	-	-	-	-	-	-	-	-	-	-	1.4
Total company EBITDA	$ 39.1	$ 77.5	$ 85.9	$ 72.2	$ 274.7	$ 49.2	$ 94.8	$ 74.7	$ 47.2	$ 265.9	$ 70.9	$ 104.1

(1) Represents pretax earnings from continuing operations divided by total revenues.
(2) Represents earnings from continuing operations before interest, income taxes, depreciation, amortization and change in estimated acquisition earnout payables (EBITDA) divided by total revenues.
(3) Represents annualized year-to-date net earnings divided by total stockholders' equity as of the beginning of the year.
(4) EBITDA represents earnings from continuing operations before interest, income taxes, depreciation, amortization and change in estimated acquisition earnout payables.

For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com.

INVESTMENT PROFILE AUGUST 2009 7

WHY INVEST?

Brokerage & Risk Management Revenues from Continuing Operations*

$1900 $1700 $1500 $1300 $1100 $900 $700

10% CAGR

$1,643 $1, 554 $1,406 $1,288 $1,175 $1,045

03 0 4 05 0 6 07 08

Dividends Per Share

$1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

$0.05

1986

18% Average Annual Increase

$1.28**

* All information as originally reported (excluding discontinued operations, litigation-related matters, retail contingent commission-related matters, medical and pension plan changes and claims-handling obligations). See important disclosures regarding Non-GAAP measures.

** Indicated — On July 23, 2009 Gallagher’s Board of Directors declared a $0.32 per share quarterly dividend.

Arthur J. Gallagher & Co.

FOR ADDITIONAL INFORMATION: Marsha J. Akin –– Investor Relations | 630.773.3800

INVESTMENT PROFILE AUGUST 2009

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